SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): July 14, 1999


                  EnergyNorth Natural Gas, Inc.
            (Exact name of registrant in its charter)
           ___________________________________________


    New Hampshire          000-25305             02-0209312
   (State or other      (Commission File       (I.R.S. Employer
   jurisdiction of           Number)         Identification No.)
  incorporation or
    organization)


1260 Elm Street, P.O. Box 329, Manchester, NH  03105-0329 (603) 625-4000
 (Address, zip code and telephone number of principal executive offices)



                              None
  (Former name of former address, if changed since last report)

Items 1 through 4 and Items 6, 7(a) and (b), 8 and 9.  Not Applicable

Item 5.  Other Events.

     On July 14, 1999, EnergyNorth, Inc., the Registrant's parent company, and Eastern Enterprises entered into an Agreement and Plan of Reorganization. The press release relating thereto is included herein as Exhibit 99.1.

Item 7.  Financial Statement and Exhibits.
      (c)  Exhibits-

           99.1 - Press Release. (Incorporated by reference to
                  Exhibit 99.1 to Current Report on Form 8-K of
                  Eastern Enterprises dated July 19, 1999
                  (File No. 001-02297)).




                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, EnergyNorth Natural Gas, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                  EnergyNorth Natural Gas, Inc.
                          (Registrant)



Date: July 20, 1999           By     /s/ Michelle L. Chicoine
                                  _______________________________
                                  Michelle L. Chicoine, President

                          Exhibit Index



          99.1 - Press Release. (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of Eastern Enterprises dated July 19, 1999
                 (File No. 001-02297)).